MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                 FIRST NORTH AMERICAN NATIONAL BANK MASTER TRUST
                                  SERIES 1997-2

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Pursuant to the Amended and  Restated  Master  Pooling and  Servicing  Agreement
dated as of December 31, 2001 the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of November 25, 1997 (the "Supplement" and, together with the Pooling and Servicing Agreement, the
"Agreement"),   each  between  DC  Funding   International,   Inc.,  a  Delaware
corporation, as Transferor, First North American National Bank, a national banking association, as Servicer, and First Union National Bank, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Collection Period is set forth below:


  Collection Period Ending                                   April 30, 2002
  Determination Date                                            May 8, 2002
  Distribution Date                                            May 15, 2002

                                                                    ---
                                                                    ---
  Class A Accumulation Period ("Y" or "N")?                          Y
                                                                    ---
                                                                    ---
  Class B Accumulation Period ("Y" or "N")?                          N
                                                                    ---
                                                                    ---
  Early Amortization Period ("Y" or "N")?                            N
                                                                    ---
                                                                    ---
  Class B Investor Amount paid in full ("Y" or "N")?                 N
                                                                    ---
                                                                    ---

  MASTER TRUST INFORMATION

  Receivables

  1.    The aggregate amount of Receivables less all Receivables
        in Charged-Off Accounts as of the end of the last day of
        the Collection Period was equal to:                                                            $ 1,525,621,375.01

  2.    The aggregate amount of Principal Receivables as of the
        end of the last day of the Collection Period (not including
        reduction for Discount Receivables) was equal to:                                              $ 1,489,562,844.94

  3.    The average Discount Percentage for the Collection Period:                                                  2.00%

  4.    The aggregate amount of Discount Option Receivables as of
        the end of the last day of the Collection Period was equal to:                                 $    29,791,256.90

  5.    The aggregate amount of Principal Receivables as of the
        end of the last day of the Collection Period (including
        reduction for Discount Receivables) was equal to:                                              $ 1,459,771,588.04

  6.    The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (not including
        increase for Discount Receivables) was equal to:                                               $    36,058,530.07

  7.    The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (including
        increase for Discount Receivables) was equal to:                                               $    65,849,786.97

  8.    The average amount of Receivables for the Collection
        Period was equal to:
        a. Average Principal Receivables (including reduction for Discount Option Receivables)         $ 1,462,410,157.69
        b. Average Total Receivables                                                                   $ 1,527,609,374.32

  9.    The Transferor Amount as of the end of the last day of the
         Collection Period:                                                                            $   113,671,588.04

  10.   Minimum Transferor Amount required as of end of last day of Collection Period:                 $             0.00

  11.   The aggregate amount of Principal Charge-Offs for the
        Collection Period (including reduction for Discount
        Option Receivables) was equal to:                                                              $    17,526,927.99

  12.   The aggregate amount of Finance Charge Charge-Offs
        for the Collection Period (including increase for
        Discount Option Receivables) was equal to:                                                     $     3,956,803.36

  13.   The Excess Funding Account Balance as of the end of the
        last day of the Collection Period                                                              $             0.00


  Collections

  14.   The aggregate amount of Principal Collections for the
        Collection Period was equal to:
        a.)  Collection of Principal Receivables:                                                      $    99,580,052.54
        b.)  Discount Receivable Collections:                                                          $    (1,991,601.05)
                                                                                                       ------------------
                                                                                                       ------------------
        c.) Total Principal Receivable Collections:                                                    $    97,588,451.49


  15.   The aggregate amount of Finance Charge Collections for the
        Collection Period was equal to:
        a.)  Collection of Finance Charge Receivables                                                  $    26,390,758.10
        b.)  Interchange Amount                                                                        $     1,484,110.14
        c.)  Discount Receivable Collections                                                           $     1,991,601.05
                                                                                                       ------------------
                                                                                                       ------------------
        d.)  Total Finance Charge Receivable Collections                                               $    29,866,469.29

  16.   The aggregate amount of interest earnings (net of losses
        and investment expenses) on the Excess Funding
        Account for the Collection Period:                                                             $             0.00

  17.   The aggregate amount of Recoveries for the relevant Collection Period                          $     3,636,505.93

  18.   The aggregate amount of Collections processed for the
        Collection Period:                                                                             $   131,091,426.71

  Invested Amounts

  19.   The 1997-2 Net Investment at the end of the last day of the
        Collection Period was equal to:
        a.  Class A                                                                                    $   301,500,000.00
        b.  Class B                                                                                    $   135,000,000.00
        c.  Collateral Indebtedness Interest                                                           $    63,000,000.00
        d.  Class D                                                                                    $    99,000,000.00
                                                                                                       ------------------
                                                                                                       ------------------
        e.  Total                                                                                      $   598,500,000.00

  20.   The average amount of the 1997-2 Net Investment for the
        Collection Period was equal to:
        a.  Class A                                                                                    $   319,891,242.79
        b.  Class B                                                                                    $   135,000,000.00
        c.  Collateral Indebtedness Interest                                                           $    63,000,000.00
        d.  Class D                                                                                    $    99,000,000.00
                                                                                                       ------------------
                                                                                                       ------------------
        e.  Total                                                                                      $   616,891,242.79

  21.   The 2001-A Net Investment at the end of the last day of the
        Collection Period was equal to:
        a.  Class A-1 Invested Amount                                                                  $   227,000,000.00
        b.  Class A-2 Invested Amount                                                                  $   227,000,000.00
        c.  Class B Invested Amount                                                                    $    50,800,000.00
                                                                                                       ------------------
                                                                                                       ------------------
        d.  Total                                                                                      $   504,800,000.00

  22.   The average amount of the 2001-A Net Investment for the
        Collection Period was equal to:
        a.  Class A-1 Invested Amount                                                                  $   227,000,000.00
        b.  Class A-2 Invested Amount                                                                  $   227,000,000.00
        c.  Class B Invested Amount                                                                    $    50,800,000.00
                                                                                                       ------------------
                                                                                                       ------------------
        d.  Total                                                                                      $   504,800,000.00

  23.   The 2001-B Net Investment at the end of the last day of the
        Collection Period was equal to:
        a. Class A-1 Invested Amount                                                                   $    14,000,000.00
        b. Class A-2 Invested Amount                                                                   $     9,000,000.00
        c. Class B Invested Amount                                                                     $     3,200,000.00
                                                                                                       ------------------
                                                                                                       ------------------
        d. Total                                                                                       $    26,200,000.00

  24.   The average amount of the 2001-B Net Investment for the
        Collection Period was equal to:
        a. Class A-1 Invested Amount                                                                   $    14,000,000.00
        b. Class A-2 Invested Amount                                                                   $     9,000,000.00
        c. Class B Invested Amount                                                                     $     3,200,000.00
                                                                                                       ------------------
                                                                                                       ------------------
        d. Total                                                                                       $    26,200,000.00

  25.   The 2001-C Net Investment at the end of the last day of the
        Collection Period was equal to:
        a.  Class A-1 Invested Amount                                                                  $    95,500,000.00
        b.  Class A-2 Invested Amount                                                                  $    95,000,000.00
        c.  Class B Invested Amount                                                                    $    26,100,000.00
                                                                                                       ------------------
                                                                                                       ------------------
        d.  Total                                                                                      $   216,600,000.00

  26.   The average amount of the 2001-C Net Investment for the
        Collection Period was equal to:
        a.  Class A-1 Invested Amount                                                                  $    95,500,000.00
        b.  Class A-2 Invested Amount                                                                  $    95,000,000.00
        c.  Class B Invested Amount                                                                    $    26,100,000.00
                                                                                                       ------------------
                                                                                                       ------------------
        d.  Total                                                                                      $   216,600,000.00

  27.   The aggregate Invested Amount across all series of Investor
        Certificates outstanding as of the end of the last day of the
        Collection Period:                                                                             $ 1,346,100,000.00

  Series 1997-2 Allocation Percentages

  28.   The Fixed Allocation Percentage with respect to the Collection Period:
                a.  Class A                                                                            %           39.34%
                b.  Class B                                                                            %            8.81%
                c.  Collateral Indebtedness Interest                                                   %            4.11%
                d.  Class D                                                                            %            6.46%
                                                                                                       ------------------
                                                                                                       ------------------
                e.  Series 1997-2 Total                                                                %           58.71%

  29.   The Floating Allocation Percentage with respect to the Collection Period:
                a.  Class A                                                                            %           23.94%
                b.  Class B                                                                            %            9.19%
                c.  Collateral Indebtedness Interest                                                   %            4.29%
                d.  Class D                                                                            %            6.74%
                                                                                                       ------------------
                                                                                                       ------------------
                e.  Series 1997-2 Total                                                                %           44.16%

  Allocation of Collections

  30.   The Series 1997-2 allocation of Collections of Principal
        Receivables for the Collection Period:
                a.  Class A                                                                            $    38,387,516.46
                b.  Class B                                                                            $     8,594,220.10
                c.  Collateral Indebtedness Interest                                                   $     4,010,636.05
                d.  Class D                                                                            $     6,302,428.08
                                                                                                       ------------------
                                                                                                       ------------------
                e.  Series 1997-2 Total                                                                $    57,294,800.69


  31.   The Series 1997-2 allocation of Collections of Finance
        Charge Receivables for the Collection Period:
                a.  Class A                                                                            $     7,150,386.63
                b.  Class B                                                                            $     2,744,284.85
                c.  Collateral Indebtedness Interest                                                   $     1,280,666.26
                d.  Class D                                                                            $     2,012,475.56
                                                                                                       ------------------
                                                                                                       ------------------
                e.  Series 1997-2 Total                                                                $    13,187,813.30

  Portfolio Yield and Delinquencies

  32.   The Portfolio Yield for the  Collection Period:                                                %            7.85%

  33.   The 3-month average Portfolio Yield for the three most recent
        Collection Periods: 1                                                                          %            7.85%

  34.   The Base Rate for the Collection Period:                                                       %            3.65%

  35.   The 3-month average Base Rate for the three most recent
        Collection Periods:                                                                            %            3.65%

  36.   The 3-month average Portfolio Adjusted Yield:                                                  %            4.20%

  37.   The amount of Shared Excess Finance Charge Collections
        allocable to Series 1997-2 with respect to any Finance Charge
        Shortfall in such Series for the Collection Period:                                            $             0.00

  38.   The aggregate outstanding balance of Receivables which were, as of the last day of the Collection Period:
        (a) Delinquent 31 to 60 days                                                                   $    34,408,515.58
        (b) Delinquent 61 to 90 days                                                                   $    25,884,112.88
        (c) Delinquent 91 days or more                                                                 $    57,761,447.06

  Determination of Monthly Interest

  39.   Class A Monthly Interest:
                a.  Class A Monthly Interest                                                           $     1,040,175.00
                b.  Funds allocated and available to pay Class A
                     Monthly Interest for the Collection Period (4.3a)                                 $     7,588,262.43
                c.  Class A Interest Shortfall (b less a)                                              $             0.00
                d.  Class A Additional Interest                                                        $             0.00

  40.   Class B Monthly Interest:
                a.  Class B Monthly Interest                                                           $       262,125.00
                b.  Funds allocated and available to pay Class B
                     Monthly Interest for the Collection Period (4.3b)                                 $     2,744,284.85
                c.  Class B Interest Shortfall (b less a)                                              $             0.00
                d.  Class B Additional Interest                                                        $             0.00

  41.   Collateral Monthly Interest and Class D Monthly Interest:
                a.  Collateral/Class D Monthly Interest                                                $       352,350.00
                b.  Funds allocated and available to pay Collateral/
                     Class D Monthly Interest for the Collection Period                                $     3,293,141.82
                c.  Collateral/Class D Interest Shortfall (b less a)                                   $             0.00
                d.  Collateral/Class D Additional Interest                                             $             0.00

  Determination of Monthly Principal

  42.   Class A Monthly Principal (pursuant to section 4.4a):
             (X)a.  Available Principal Collections on deposit in the
                    Collection Account and available for distribution:                                 $    57,294,800.69
             (Y)a.  Controlled Accumulation Amount                                                     $    50,250,000.00
                b.  Deficit Controlled Accumulation Amount (prior period)                              $             0.00
                                                                                                       ------------------
                                                                                                       ------------------
                c.  Controlled Deposit Amount (sum a + b)                                              $    50,250,000.00
             (Z)a.  Class A Invested Amount                                                            $   301,500,000.00
        Class A Monthly Principal (the least of x,y,z)                                                 $    50,250,000.00

  43.   Class B Monthly Principal (pursuant to section 4.4b)
        (distributable only after payout of Class A)
             (X)a.  Available Principal Collections on deposit in the
                    Collection Account and available for distribution:                                 $             0.00
             (Y)a.  Controlled Accumulation Amount                                                     $             0.00
                b.  Deficit Controlled Accumulation Amount                                             $             0.00
                                                                                                       ------------------
                                                                                                       ------------------
                c.  Controlled Deposit Amount (sum a + b)                                              $             0.00
             (Z)a.  Class B Invested Amount                                                            $   135,000,000.00
        Class B Monthly Principal (the least of x,y,z)                                                 $             0.00

  44.   Collateral Monthly Principal
                a.  pursuant to 4.4(c) (i) prior to occurrence of
                    Early Amortization or payment in full of the
                    Class B Investor Amount (optional)                                                 $     7,044,800.69
                b.  pursuant to 4.4(c) prior to occurrence of
                    Early Amortization or payment in full of the
                    Class B Investor Amount                                                            $             0.00

  45.   Class D Monthly Principal (pursuant to section 4.4d)                                           $             0.00

  Available Funds

  46.   Class A Available Funds
                a.  Class A Finance Charge allocation                                                  $     7,150,386.63
                b.  Prior to Class B Principal Commencement Date, the
                    amount of Principal Funding Investment Proceeds and
                    Reserve Account Investment Proceeds for such prior Collection Period               $       417,698.76
                c.  Any amount of Reserve Account withdrawn and
                   included in Class A Available Funds (section 4.14d)                                 $        20,177.04
                d.  Class A Available Funds (sum a-c)                                                  $     7,588,262.43

  47.   Class B Available Funds
                a.  Class B Finance Charge allocation                                                  $     2,744,284.85
                b.  On or After Class B Principal Commencement Date, the
                    amount of Principal Funding Investment Proceeds and
                    Reserve Account Investment Proceeds for such prior Collection Period               $             0.00
                c.  Any amount of Reserve Account withdrawn and
                   included in Class B Available Funds (section 4.14d)                                 $             0.00
                d.  Class B Available Funds (sum a-c)                                                  $     2,744,284.85

  48.   Collateral Available Funds:
                a.  Collateral Finance Charge allocation                                               $     1,280,666.26

  49.   Class D Available Funds
                a.  Class D Finance Charge allocation                                                  $     2,012,475.56


  Reallocated Principal Collections

  50.   Class D Subordinated Principal Collections (to the extent                                      $             0.00
        needed to fund Required Amounts)

  51.   Collateral Subordinated Principal Collections (to the extent                                   $             0.00
        needed to fund Required Amounts)

  52.   Class B Subordinated Principal Collections (to the extent                                      $             0.00
        needed to fund Required Amounts)

  53.   Total Reallocated Principal Collections                                                        $             0.00


  Investor Default Amounts

  54.   Class A Investor Default Amount                                                                $     4,196,154.24


  55.   Class B Investor Default Amount                                                                $     1,610,464.31


  56.   Collateral Investor Default Amount                                                             $       751,550.01


  57.   Class D Investor Default Amount                                                                $     1,181,007.16


  58.   Aggregate Investor Default Amount                                                              $     7,739,175.73


  Allocable Amounts for Series 1997-2

  59.   The Allocable Amount for Series 1997-2 as of the end of the
        Collection Period (Inv Default Amt + Series 97-2 Adjust Amt)
             Class A                                                                                   $     4,196,154.24
             Class B                                                                                   $     1,610,464.31
             Class C                                                                                   $       751,550.01
             Class D                                                                                   $     1,181,007.16
                                                                                                       ------------------
                                                                                                       ------------------
        Aggregate Allocable Amount                                                                     $     7,739,175.73


  Required Amounts for Series 1997-2

  60.   Class A Required Amount (section 4.5a)
             (a)  i.  Class A Monthly Interest for current Distribution
                      Date                                                                             $     1,040,175.00
                 ii.   Class A Monthly Interest previously due but not
                      paid                                                                             $             0.00
                iii.   Class A Additional Interest for prior Collection Period
                      or previously due but not paid                                                   $             0.00
                iv.   Class A Allocable Amount                                                         $     4,196,154.24
                 v.    Class A Servicing Fee, including previously due but
                       not paid (if FNANB is no longer Servicer)                                       $             0.00
             (b)      Class A Available Funds                                                          $     7,588,262.43
                ----------------------------------------------------------------------------------------------------------
                ----------------------------------------------------------------------------------------------------------
                      Class A Required Amount (sum of I-iv minus b)                                    $             0.00

  61.   Class B Required Amount (section 4.5b)
             (x)  i.  Class B Monthly Interest for current Distribution
                      Date                                                                             $       262,125.00
                 ii.   Class B Monthly Interest previously due but not
                      paid                                                                             $             0.00
                iii.   Class B Additional Interest for prior Collection Period
                      or previously due but not paid                                                   $             0.00
                iv.    Class B Servicing Fee, including previously due but
                       not paid (if FNANB is no longer Servicer)                                       $             0.00
                      Class B Available Funds                                                          $     2,744,284.85
             (y)      Excess of Class B Allocable Amount over
                      funds available to make payments (section 4.8d)                                  $             0.00
               ----------------------------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------------------------
                      Class B Required Amount ((sum of i-iv) minus Class B                             $             0.00
                      Available funds plus y)

  62.   Collateral/Class D Required Amount (section 4.5c)
             (x)i.  Collateral/Class D Monthly Interest for current
                    Distribution date                                                                  $       352,350.00
                ii.  Collateral/Class D Monthly Interest previously
                    due but not paid                                                                   $             0.00
                iii.  Collateral/Class D Additional Interest for prior
                    Collection Period or previously due but not paid                                   $             0.00
                iv.  Collateral/Class D Servicing Fee, including previously due
                    but not paid (if FNANB is no longer Servicer)                                      $             0.00
                    Collateral/Class D Available Funds                                                 $     3,293,141.82
             (y)    Excess of Collateral/Class D Allocable Amount
                    amount over funds available to make payments                                       $             0.00
                    Collateral/Class D Required Amount ((sum of i-iv minus
                    Collateral/Class D Available Funds plus y)                                         $             0.00

  Investor Charge-Offs

  63.   The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateral Indebtedness
        Amount and Class D Invested Amount
                a.  Class A                                                                            $             0.00
                b.  Class B                                                                            $             0.00
                c.  Collateral Indebtedness Amount                                                     $             0.00
                d.  Class D                                                                            $             0.00

  64.   The aggregate amount of Class B Investor Charge-Offs and the reductions  in the Collateral Indebtedness Amount and Class D
        Invested Amount
                a.  Class B                                                                            $             0.00
                b.  Collateral Indebtedness Amount                                                     $             0.00
                c.  Class D                                                                            $             0.00

  65.   The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
                a.  Collateral Indebtedness Amount                                                     $             0.00
                b.  Class D                                                                            $             0.00

  Servicing Fee

  66.   Class A Servicing Fee for the Collection Period                                                $       586,250.00

  67.   Class B Servicing Fee for the Collection Period                                                $       225,000.00

  68.   Collateral Servicing Fee for the Collection Period                                             $       105,000.00

  69.   Class D Servicing Fee for the Collection Period                                                $       165,000.00

  Enhancement
              (18% of total Invested Amount)
  70.   Required Enhancement Amount
                a. Invested Amount as of the last day of the Collection Period                         $   598,500,000.00
                b.  Required Enhancement Amount (line a times 18%)                                     $   107,730,000.00

  71.   Enhancement Surplus
                a.  Available Cash Collateral Account                                                  $             0.00
                b.  Collateral Indebtedness Amount                                                     $    63,000,000.00
                c.  Class D Invested Amount                                                            $    99,000,000.00
                d.  Required Enhancement Amount                                                        $   107,730,000.00
                e.  Available Enhancement Amount                                                       $   162,000,000.00
                f.  Enhancement Surplus (e plus deposits less d)                                       $    54,270,000.00
                g.   Enhancement deficiency, deposit excess Finance
                     Charge to Cash Collateral Account                                                 $             0.00

  Reserve Account

  72.   Lowest historical 3-month Portfolio Adjusted Yield
        (must be > 4%, or line 72 will adjust accordingly)                                             %            4.22%

  73.   Reserve Account Funding Date (based on line 71)                                                           9/17/01

  74.   Required Reserve Account Amount (after the Reserve Account
        Funding Date, 0.5% times the Class A Adjusted Investor Amount)                                 $     3,015,000.00

  75.   Covered Amount                                                                                 $       433,406.25

  76.   Available Reserve Account Amount
                a.  Reserve Draw Amount (Covered Amount - P.F. Proceeds)                               $        20,177.04
                b.  Amount of deposit in the Reserve Account on the
                     Distribution Date                                                                 $     3,019,469.55
                c.  Reserve Account Investment Proceeds                                                $         4,469.55
                d.  Amount on deposit in the Reserve Account at end of relevent
                     Due Period less Investment Proceeds                                               $     3,015,000.00
                e.  Required Reserve Account Amount                                                    $     3,015,000.00
                f.  Available Reserve Account Amount (After Reserve Draw)                              $     2,994,822.96
                g.  Required Reserve Account Deposit on Distribution Date                              $        20,177.04

  Principal Funding Account

  77.   Principal Funding Account Balance as of prior Distribution Date less                           $   251,250,000.00
        investment proceeds

  78.   a.  Daily deposits to the Principal Funding Account during the
              relevant Due Period                                                                      $    50,250,000.00
        b.   Principal Funding Account investment proceeds                                             $       413,229.21

  79.   Withdrawal from the Principal Funding Account during the relevant
        Due Period                                                                                     $       337,111.55

  80.   Principal Funding Account Balance as of the current Distribution Date
        less investment proceeds                                                                       $   301,500,000.00

  81. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the Collection Period.

  Certificate LIBOR Determination

  82.   Certificate LIBOR Determination date for the Collection Period                                        4/11/02

  83.   Certificate LIBOR rate for the Collection Period                                               %            1.86%

  84. As of the date hereof, no Early Amortization Event has been deemed to have occured during the Collection Period.


    1 The 3-month average Portfolio Yield for Series 1997-2 is calculated based on a February Portfolio Yield of 9.22% and a March Portfolio Yield of 9.34% (which reflects an adjustment to the reported February Portfolio Yield of 8.97% and March Portfolio Yield of 9.08%).



        IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of May, 2002.

                      FIRST NORTH AMERICAN NATIONAL BANK,
                      as Servicer


                       By    s/Philip J. Dunn
                             Name:  Philip J. Dunn
                             Title:    Vice President